                                                                (BELLSOUTH LOGO)

                                                                   Exhibit 10.47


BellSouth Telecommunications, Inc.
Room 34S91 BellSouth Center
675 West Peachtree Street, N.E.
Atlanta, Georgia 30375


March 5, 1999


Mr. Chad Wachter, Esq
Vice President and General Counsel
Knology Holdings, Inc.
1241 O.G. Skinner Drive
West Point, GA 31833

Dear Mr. Wachter:

Enclosed for your files are the copies of the Adoption agreements between BellSouth Telecommunications, Inc. and Knology Holdings, Inc., executed by Jerry Hendrix. BellSouth will file these documents with the appropriate Public Service Commissions for approval.

If you have any questions, please call Stuart Hudnall at (404) 927-7859.


Sincerely,


/s/    Kelly Forrest
--------------------------
Kelly Forrest
Manager - Interconnection Services/Pricing

Attachment

                            INTERCONNECTION AGREEMENT

         This Agreement, which shall become effective as of the 1st day of March, 1999, is entered into by and between Knology Holdings, Inc., a Delaware corporation, together with its affiliate(s) signatory hereto, (collectively "Knology-Alabama"), on behalf of itself and its successors and assigns, having an office at 1241 O.G. Skinner Drive, West Point, Georgia, and BellSouth Telecommunications, Inc., ("BellSouth"), a Georgia corporation, having an office at 675 W. Peachtree Street, Atlanta, Georgia, 30375, on behalf of itself and its successors and assigns.

         WHEREAS, the Telecommunications Act of 1996 (the "Act") was signed into law on February 8, 1996; and

         WHEREAS, section 252(i) of the Act and as required by the FCC rules and regulations requires BellSouth to make available any interconnection, service, or network element provided under an agreement approved by the appropriate state regulatory body to any other requesting telecommunications carrier upon the same terms and conditions as those provided in the agreement; and

         WHEREAS, Knology - Alabama has requested that BellSouth make available the interconnection agreement in its entirety executed between BellSouth and MCImetro Access Transmission Services, Inc. dated December 23, 1997, for the state of Alabama ("MCIm Interconnection Agreement - Alabama");

         NOW, THEREFORE, in consideration of the promises and mutual covenants of this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Knology - Alabama and BellSouth hereby agree as follows:

         1 . Knology - Alabama and BellSouth shall adopt in its entirety the MCIm Interconnection Agreement dated December 23, 1997 and any and all amendments to said agreement executed and approved by the appropriate state regulatory commission as of the date of the execution of this Agreement. The MCIm Interconnection Agreement and all amendments are attached hereto as Exhibit 1 and incorporated herein by this reference.

         2. The term of this Agreement shall be from the effective date as set forth above and shall expire as set forth in section 3 of the MCIm Interconnection Agreement.

         3. BellSouth and Knology - Alabama shall accept and incorporate into this Agreement any amendments to the MCIm Interconnection Agreement executed by the parties thereto as a result of any final judicial, regulatory, or legislative action.

         4. Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

               BellSouth Telecommunications, Inc.

               CLEC Account Team
               9th Floor
               600 North 19th Street
               Birmingham, Alabama 35203

               and

               General Attorney - COU
               Suite 4300
               675 W. Peachtree St.
               Atlanta, GA 30375

               Knology Holdings, Inc.
               Chad Wachter, Esq
               Vice President and General Counsel
               Knology Holdings, Inc.
               1241 O.G. Skinner Drive
               West Point, Georgia 31833

               and

               Walt Sapronov, Esq.
               Gerry, Friend & Sapronov, LLP
               Three Ravinia Drive, Suite 1450
               Atlanta, Georgia 30346-2131

or at such other address as the intended recipient previously shall have designated by written notice to the other Party. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed through their duly authorized representatives.


BellSouth Telecommunications, Inc.                 Knology Holdings Inc.

/s/ Jerry D. Hendrix                               /s/ Felix L. Boccucci
------------------------------                     -------------------------
Signature                                          Signature

Jerry D. Hendrix                                   Felix L. Boccucci
------------------------------                     -------------------------
Name                                               Name

3/5/99                                             March 3, 1999
------------------------------                     -------------------------
Date                                               Date



                                                   Knology of
                                                   Alabama, Inc. ("Affiliate")

                                                   /s/ Felix L. Boccucci
                                                   -------------------------
                                                   Signature

                                                   Felix L. Boccucci
                                                   -------------------------
                                                   Name


                                                   March 3, 1999
                                                   -------------------------
                                                   Date

                                   EXHIBIT "1"
                     MCI INTERCONNECTION AGREEMENT - ALABAMA

                            INTERCONNECTION AGREEMENT

         This Agreement, which shall become effective as of the 1st day of March, 1999, is entered into by and between Knology Holdings, Inc., a Delaware corporation, together with its affiliate(s) signatory hereto, (collectively "Knology-Georgia"), on behalf of itself and its successors and assigns, having an office at 1241 O.G. Skinner Drive, West Point, Georgia, and BellSouth Telecommunications, Inc., ("BellSouth"), a Georgia corporation, having an office at 675 W. Peachtree Street, Atlanta, Georgia, 30375, on behalf of itself and its successors and assigns.

         WHEREAS, the Telecommunications Act of 1996 (the "Act") was signed into law on February 8, 1996; and

         WHEREAS, section 252(i) of the Act and as required by the FCC rules and regulations requires BellSouth to make available any interconnection, service, or network element provided under an agreement approved by the appropriate state regulatory body to any other requesting telecommunications carrier upon the same terms and conditions as those provided in the agreement; and

         WHEREAS, Knology - Georgia has requested that BellSouth make available the interconnection agreement in its entirety executed between BellSouth and MCImetro Access Transmission Services, Inc. dated April 9, 1997, for the state of Georgia ("MCIm Interconnection Agreement - Georgia");

         NOW, THEREFORE, in consideration of the promises and mutual covenants of this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Knology - Georgia and BellSouth hereby agree as follows:

         1 . Knology - Georgia and BellSouth shall adopt in its entirety the MCIM Interconnection Agreement dated April 9, 1997 and any and all amendments to said agreement executed and approved by the appropriate state regulatory commission as of the date of the execution of this Agreement. The MCIm Interconnection Agreement and all amendments are attached hereto as Exhibit 1 and incorporated herein by this reference.

         2. The term of this Agreement shall be from the effective date as set forth above and shall expire as set forth in section 3 of the MCIm Interconnection Agreement.

         3. BellSouth and Knology - Georgia shall accept and incorporate into this Agreement any amendments to the MCIm Interconnection Agreement executed by the parties thereto as a result of any final judicial, regulatory, or legislative action.

         4. Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

               BellSouth Telecommunications, Inc.

               CLEC Account Team
               9th Floor
               600 North 19th Street
               Birmingham, Alabama 35203

               and

               General Attorney - COU
               Suite 4300
               675 W. Peachtree St.
               Atlanta, GA 30375

               Knology Holdings, Inc.
               Chad Wachter, Esq
               Vice President and General Counsel
               Knology Holdings, Inc.
               1241 O.G. Skinner Drive
               West Point, Georgia 31833

               and

               Walt Sapronov, Esq.
               Gerry, Friend & Sapronov, LLP
               Three Ravinia Drive, Suite 1450
               Atlanta, Georgia 30346-2131

or at such other address as the intended recipient previously shall have designated by written notice to the other Party. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed through their duly authorized representatives.


BellSouth Telecommunications, Inc.                 Knology Holdings Inc.

/s/  Jerry D. Hendrix                              /s/  Felix L. Boccucci
------------------------------                     -------------------------
Signature                                          Signature

Jerry D. Hendrix                                   Felix L. Boccucci
------------------------------                     -------------------------
Name                                               Name

3/5/99                                             March 3, 1999
------------------------------                     -------------------------
Date                                               Date



                                                   Knology of
                                                   Georgia, Inc. ("Affiliate")

                                                   /s/ Felix L. Boccucci
                                                   -------------------------
                                                   Signature

                                                   Felix L. Boccucci
                                                   -------------------------
                                                   Name


                                                   March 3, 1999
                                                   -------------------------
                                                   Date

                                   EXHIBIT "1"
                     MCI INTERCONNECTION AGREEMENT - GEORGIA

                            INTERCONNECTION AGREEMENT

         This Agreement, which shall become effective as of the 1st day of March, 1999, is entered into by and between Knology Holdings, Inc., a Delaware corporation, together with its affiliate(s) signatory hereto, (collectively "Knology-Florida"), on behalf of itself and its successors and assigns, having an office at 1241 O.G. Skinner Drive, West Point, Georgia, and BellSouth Telecommunications, Inc., ("BellSouth"), a Georgia corporation, having an office at 675 W. Peachtree Street, Atlanta, Georgia, 30375, on behalf of itself and its successors and assigns.

         WHEREAS, the Telecommunications Act of 1996 (the "Act") was signed into law on February 8, 1996; and

         WHEREAS, section 252(i) of the Act and as required by the FCC rules and regulations requires BellSouth to make available any interconnection, service, or network element provided under an agreement approved by the appropriate state regulatory body to any other requesting telecommunications carrier upon the same terms and conditions as those provided in the agreement; and

         WHEREAS, Knology - Florida has requested that BellSouth make available the interconnection agreement in its entirety executed between BellSouth and MCimetro Access Transmission Services, Inc. dated June 19, 1997, for the state of Florida ("MCIm Interconnection Agreement -Florida");

         NOW, THEREFORE, in consideration of the promises and mutual covenants of this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Knology - Florida and BellSouth hereby agree as follows:

         1 . Knology - Florida and BellSouth shall adopt in its entirety the MCIm Interconnection Agreement dated June 19, 1997 and any and all amendments to said agreement executed and approved by the appropriate state regulatory commission as of the date of the execution of this Agreement. The MCIm Interconnection Agreement and all amendments are attached hereto as Exhibit 1 and incorporated herein by this reference.

         2. The term of this Agreement shall be from the effective date as set forth above and shall expire as set forth in section 3 of the MCIm Interconnection Agreement.

         3. BellSouth and Knology - Florida shall accept and incorporate into this Agreement any amendments to the MCIm Interconnection Agreement executed by the parties thereto as a result of any final judicial, regulatory, or legislative action.

         4. Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

               BellSouth Telecommunications, Inc.

               CLEC Account Team
               9th Floor
               600 North 19th Street
               Birmingham, Alabama 35203

               and

               General Attorney - COU
               Suite 4300
               675 W. Peachtree St.
               Atlanta, GA 30375

               Knology Holdings, Inc.
               Chad Wachter, Esq
               Vice President and General Counsel
               Knology Holdings, Inc.
               1241 O.G. Skinner Drive
               West Point, Georgia 31833

               and

               Walt Sapronov, Esq.
               Gerry, Friend & Sapronov, LLP
               Three Ravinia Drive, Suite 1450
               Atlanta, Georgia 30346-2131

         or at such other address as the intended recipient previously shall have designated by written notice to the other Party. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed through their duly authorized representatives.




BellSouth Telecommunications, Inc.                 Knology Holdings Inc.

/s/  Jerry D. Hendrix                              /s/  Felix L. Boccucci
------------------------------                     -------------------------
Signature                                          Signature

Jerry D. Hendrix                                   Felix L. Boccucci
------------------------------                     -------------------------
Name                                               Name

3/5/99                                             March 3, 1999
------------------------------                     -------------------------
Date                                               Date



                                                   Knology of
                                                   Florida, Inc. ("Affiliate")

                                                   /s/ Felix L. Boccucci
                                                   -------------------------
                                                   Signature

                                                   Felix L. Boccucci
                                                   -------------------------
                                                   Name


                                                   March 3, 1999
                                                   -------------------------
                                                   Date

                                   EXHIBIT "1"
                     MCI INTERCONNECTION AGREEMENT - FLORIDA

                            INTERCONNECTION AGREEMENT

         This Agreement, which shall become effective as of the 1st day of March, 1999, is entered into by and between Knology Holdings, Inc., a Delaware corporation, together with its affiliate(s) signatory hereto, (collectively "Knology-Kentucky"), on behalf of itself and its successors and assigns, having an office at 1241 O.G. Skinner Drive, West Point, Georgia, and BellSouth Telecommunications, Inc., ("BellSouth"), a Georgia corporation, having an office at 675 W. Peachtree Street, Atlanta, Georgia, 30375, on behalf of itself and its successors and assigns.

         WHEREAS, the Telecommunications Act of 1996 (the "Act") was signed into law on February 8, 1996; and

         WHEREAS, section 252(i) of the Act and as required by the FCC rules and regulations requires BellSouth to make available any interconnection, service, or network element provided under an agreement approved by the appropriate state regulatory body to any other requesting telecommunications carrier upon the same terms and conditions as those provided in the agreement; and

         WHEREAS, Knology - Kentucky has requested that BellSouth make available the interconnection agreement in its entirety executed between BellSouth and MCImetro Access Transmission Services, Inc. dated August 21, 1997, for the state of Kentucky ("MCIm Interconnection Agreement -Kentucky");

         NOW, THEREFORE, in consideration of the promises and mutual covenants of this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Knology - Kentucky and BellSouth hereby agree as follows:

         1 . Knology - Kentucky and BellSouth shall adopt in its entirety the MCIM Interconnection Agreement dated August 21, 1997 and any and all amendments to said agreement executed and approved by the appropriate state regulatory commission as of the date of the execution of this Agreement. The MCIm Interconnection Agreement and all amendments are attached hereto as Exhibit 1 and incorporated herein by this reference.

         2. The term of this Agreement shall be from the effective date as set forth above and shall expire as set forth in section 3 of the MCIm Interconnection Agreement.

         3. BellSouth and Knology - Kentucky shall accept and incorporate into this Agreement any amendments to the MCIm Interconnection Agreement executed by the parties thereto as a result of any final judicial, regulatory, or legislative action.

         4. Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

               BellSouth Telecommunications, Inc.

               CLEC Account Team
               9th Floor
               600 North 19th Street
               Birmingham, Alabama 35203

               and

               General Attorney - COU
               Suite 4300
               675 W. Peachtree St.
               Atlanta, GA 30375

               Knology Holdings, Inc.
               Chad Wachter, Esq
               Vice President and General Counsel
               Knology Holdings, Inc.
               1241 O.G. Skinner Drive
               West Point, Georgia 31833

               and

               Wait Sapronov, Esq.
               Gerry, Friend & Sapronov, LLP
               Three Ravinia Drive, Suite 1450
               Atlanta, Georgia 30346-2131

or at such other address as the intended recipient previously shall have designated by written notice to the other Party. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed through their duly authorized representatives.




BellSouth Telecommunications, Inc.                 Knology Holdings Inc.

/s/  Jerry D. Hendrix                              /s/  Felix L. Boccucci
------------------------------                     -------------------------
Signature                                          Signature

Jerry D. Hendrix                                   Felix L. Boccucci
------------------------------                     -------------------------
Name                                               Name

3/5/99                                             March 3, 1999
------------------------------                     -------------------------
Date                                               Date

                                   EXHIBIT "1"
                    MCI INTERCONNECTION AGREEMENT - KENTUCKY

                             INTERCONNECTION AGREEMENT

         This Agreement, which shall become effective as of the 1st day of March, 1999, is entered into by and between Knology Holdings, Inc., a Delaware corporation, together with its affiliate(s) signatory hereto, (collectively "Knology-Louisiana"), on behalf of itself and its successors and assigns, having an office at 1241 O.G. Skinner Drive, West Point, Georgia, and BellSouth Telecommunications, Inc., ("BellSouth"), a Georgia corporation, having an office at 675 W. Peachtree Street, Atlanta, Georgia, 30375, on behalf of itself and its successors and assigns.

         WHEREAS, the Telecommunications Act of 1996 (the "Act') was signed into law on February 8, 1996; and

         WHEREAS, section 252(i) of the Act and as required by the FCC rules and regulations requires BellSouth to make available any interconnection, service, or network element provided under an agreement approved by the appropriate state regulatory body to any other requesting telecommunications carrier upon the same terms and conditions as those provided in the agreement; and

         WHEREAS, Knology - Louisiana has requested that BellSouth make available the Interconnection agreement in its entirety executed between BellSouth and MCImetro Access Transmission Services, Inc. dated August 7, 1997, for the state of Louisiana ("MCIm Interconnection Agreement -Louisiana");

         NOW, THEREFORE, in consideration of the promises and mutual covenants of this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Knology - Louisiana and BellSouth hereby agree as follows:

         1 . Knology - Louisiana and BellSouth shall adopt in its entirety the MCIm Interconnection Agreement dated August 7, 1997 and any and all amendments to said agreement executed and approved by the appropriate state regulatory commission as of the date of the execution of this Agreement. The MCIm Interconnection Agreement and all amendments are attached hereto as Exhibit 1 and incorporated herein by this reference.

         2. The term of this Agreement shall be from the effective date as set forth above and shall expire as set forth in section 3 of the MCIm Interconnection Agreement.

         3. BellSouth and Knology - Louisiana shall accept and incorporate into this Agreement any amendments to the MCIm Interconnection Agreement executed by the parties thereto as a result of any final judicial, regulatory, or legislative action.

         4. Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

               BellSouth Telecommunications, Inc.

               CLEC Account Team
               9th Floor
               600 North 19th Street
               Birmingham, Alabama 35203

               and

               General Attorney - COU
               Suite 4300
               675 W. Peachtree St.
               Atlanta, GA 30375

               Knology Holdings, Inc.
               Chad Wachter, Esq
               Vice President and General Counsel
               Knology Holdings, Inc.
               1241 O.G. Skinner Drive
               West Point, Georgia 31833

               and

               Walt Sapronov, Esq.
               Gerry, Friend & Sapronov, LLP
               Three Ravinia Drive, Suite 1450
               Atlanta, Georgia 30346-2131

or at such other address as the intended recipient previously shall have designated by written notice to the other Party. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed through their duly authorized representatives.




BellSouth Telecommunications, Inc.                 Knology Holdings Inc.

/s/  Jerry D. Hendrix                              /s/  Felix L. Boccucci
------------------------------                     -------------------------
Signature                                          Signature

Jerry D. Hendrix                                   Felix L. Boccoucci
------------------------------                     -------------------------
Name                                               Name

3/5/99                                             March 3, 1999
------------------------------                     -------------------------
Date                                               Date



                                                   Knology of
                                                   Louisiana, Inc. ("Affiliate")

                                                   /s/  Felix L. Boccucci
                                                   -------------------------
                                                   Signature

                                                   Felix L. Boccucci
                                                   -------------------------
                                                   Name


                                                   March 3, 1999
                                                   -------------------------
                                                   Date

                                   EXHIBIT "1"
                    MCI INTERCONNECTION AGREEMENT - LOUISIANA

                            INTERCONNECTION AGREEMENT

         This Agreement, which shall become effective as of the 1st day of March, 1999, is entered into by and between Knology Holdings, Inc., a Delaware corporation, together with its affiliate(s) signatory hereto, (collectively "Knology-Mississippi"), on behalf of itself and its successors and assigns, having an office at 1241 O.G. Skinner Drive, West Point, Georgia, and BellSouth Telecommunications, Inc., ("BellSouth"), a Georgia corporation, having an office at 675 W. Peachtree Street, Atlanta, Georgia, 30375, on behalf of itself and its successors and assigns.

         WHEREAS, the Telecommunications Act of 1996 (the "Act") was signed into law on February 8, 1996; and

         WHEREAS, section 252(i) of the Act and as required by the FCC rules and regulations requires BellSouth to make available any interconnection, service, or network element provided under an agreement approved by the appropriate state regulatory body to any other requesting telecommunications carrier upon the same terms and conditions as those provided in the agreement; and

         WHEREAS, Knology - Mississippi has requested that BellSouth make available the interconnection agreement in its entirety executed between BellSouth and MCImetro Access Transmission Services, Inc. dated September 24, 1997, for the state of Mississippi ("MCIm Interconnection Agreement - Mississippi");

         NOW, THEREFORE, in consideration of the promises and mutual covenants of this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Knology -Mississippi and BellSouth hereby agree as follows:

         1 . Knology - Mississippi and BellSouth shall adopt in its entirety the MCIm Interconnection Agreement dated September 24, 1997 and any and all amendments to said agreement executed and approved by the appropriate state regulatory commission as of the date of the execution of this Agreement. The MCIm Interconnection Agreement and all amendments are attached hereto as Exhibit 1 and incorporated herein by this reference.

         2. The term of this Agreement shall be from the effective date as set forth above and shall expire as set forth in section 3 of the MCIm Interconnection Agreement.

         3. BellSouth and Knology - Mississippi shall accept and incorporate into this Agreement any amendments to the MCIm Interconnection Agreement executed by the parties thereto as a result of any final judicial, regulatory, or legislative action.

         4. Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

               BellSouth Telecommunications, Inc.


               CLEC Account Team
               9th Floor
               600 North 19th Street
               Birmingham, Alabama 35203

               and

               General Attorney - COU
               Suite 4300
               675 W. Peachtree St.
               Atlanta, GA 30375

               Knology Holdings, Inc.
               Chad Wachter, Esq
               Vice President and General Counsel
               Knology Holdings, Inc.
               1241 O.G. Skinner Drive
               West Point, Georgia 31833

               and

               Walt Sapronov, Esq.
               Gerry, Friend & Sapronov, LLP
               Three Ravinia Drive, Suite 1450
               Atlanta, Georgia 30346-2131

or at such other address as the intended recipient previously shall have designated by written notice to the other Party. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed through their duly authorized representatives.



BellSouth Telecommunications, Inc.                 Knology Holdings Inc.

/s/  Jerry D. Hendrix                              /s/  Felix L. Boccocci
------------------------------                     -------------------------
Signature                                          Signature

Jerry D. Hendrix                                   Felix L. Boccocci
------------------------------                     -------------------------
Name                                               Name

3/5/99                                             March 3, 1999
------------------------------                     -------------------------
Date                                               Date

                                  EXHIBIT "1"
                  MCI INTERCONNECTION AGREEMENT - MISSISSIPPI

                             INTERCONNECTION AGREEMENT

         This Agreement, which shall become effective as of the 1st day of March, 1999, is entered into by and between Knology Holdings, Inc., a Delaware corporation, together with its affiliate(s) signatory hereto, (collectively "Knology-North Carolina"), on behalf of itself and its successors and assigns, having an office at 1241 O.G. Skinner Drive, West Point, Georgia, and BellSouth Telecommunications, Inc., ("BellSouth"), a Georgia corporation, having an office at 675 W. Peachtree Street, Atlanta, Georgia, 30375, on behalf of itself and its successors and assigns.

         WHEREAS, the Telecommunications Act of 1996 (the "Act") was signed into law on February 8, 1996; and

         WHEREAS, section 252(i) of the Act and as required by the FCC rules and regulations requires BellSouth to make available any interconnection, service, or network element provided under an agreement approved by the appropriate state regulatory body to any other requesting telecommunications carrier upon the same terms and conditions as those provided in the agreement; and

         WHEREAS, Knology -,North Carolina has requested that BellSouth make available the interconnection agreement in its entirety executed between BellSouth and MCImetro Access Transmission Services, Inc. dated April 28, 1997, for the state of North Carolina ("MCIm Interconnection Agreement - North Carolina");

         NOW, THEREFORE, in consideration of the promises and mutual covenants of this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Knology - North Carolina and BellSouth hereby agree as follows:

         1 . Knology - North Carolina and BellSouth shall adopt in its entirety the MCIm Interconnection Agreement dated April 28, 1997 and any and all amendments to said agreement executed and approved by the appropriate state regulatory commission as of the date of the execution of this Agreement. The MCIm Interconnection Agreement and all amendments are attached hereto as Exhibit 1 and incorporated herein by this reference.

         2. The term of this Agreement shall be from the effective date as set forth above and shall expire as set forth in section 3 of the MCIm Interconnection Agreement.

         3. BellSouth and Knology - North Carolina shall accept and incorporate into this Agreement any amendments to the MCIm Interconnection Agreement executed by the parties thereto as a result of any final judicial, regulatory, or legislative action.

         4. Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

               BellSouth Telecommunications, Inc.

               CLEC Account Team
               9th Floor
               600 North 19th Street
               Birmingham, Alabama 35203

               and

               General Attorney - COU
               Suite 4300
               675 W. Peachtree St.
               Atlanta, GA 30375

               Knology Holdings, Inc.
               Chad Wachter, Esq
               Vice President and General Counsel
               Knology Holdings, Inc.
               1241 O.G. Skinner Drive
               West Point, Georgia 31833

               and

               Walt Sapronov, Esq.
               Gerry, Friend & Sapronov, LLP
               Three Ravinia Drive, Suite 1450
               Atlanta, Georgia 30346-2131

or at such other address as the intended recipient previously shall have designated by written notice to the other Party. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed through their duly authorized representatives.



BellSouth Telecommunications, Inc.                 Knology Holdings Inc.

/s/  Jerry D. Hendrix                              /s/  Felix L. Boccucci
------------------------------                     -------------------------
Signature                                          Signature

Jerry D. Hendrix                                   Felix L. Boccucci
------------------------------                     -------------------------
Name                                               Name

3/5/99                                             March 3, 1999
------------------------------                     -------------------------
Date                                               Date

                                   EXHIBIT "1"
                 MCI INTERCONNECTION AGREEMENT - NORTH CAROLINA

                             INTERCONNECTION AGREEMENT

         This Agreement, which shall become effective as of the 1st day of March, 1999, is entered into by and between Knology Holdings, Inc., a Delaware corporation, together with its affiliate(s) signatory hereto, (collectively "Knology-South Carolina"), on behalf of itself and its successors and assigns, having an office at 1241 O.G. Skinner Drive, West Point, Georgia, and BellSouth Telecommunications, Inc., ("BellSouth"), a Georgia corporation, having an office at 675 W. Peachtree Street, Atlanta, Georgia, 30375, on behalf of itself and its successors and assigns.

         WHEREAS, the Telecommunications Act of 1996 (the "Act") was signed into law on February 8, 1996; and

         WHEREAS, section 252(i) of the Act and as required by the FCC rules and regulations requires BellSouth to make available any interconnection, service, or network element provided under an agreement approved by the appropriate state regulatory body to any other requesting telecommunications carrier upon the same terms and conditions as those provided in the agreement; and

         WHEREAS, Knology - South Carolina has requested that BellSouth make available the interconnection agreement in its entirety executed between BellSouth and MCImetro Access Transmission Services, Inc. dated September 18, 1997, for the state of South Carolina ("MCIm Interconnection Agreement - South Carolina");

         NOW, THEREFORE, in consideration of the promises and mutual covenants of this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Knology - South Carolina and BellSouth hereby agree as follows:

         1 . Knology - South Carolina and BellSouth shall adopt in its entirety the MCIm Interconnection Agreement dated September 18, 1997 and any and all amendments to said agreement executed and approved by the appropriate state regulatory commission as of the date of the execution of this Agreement. The MCIm Interconnection Agreement and all amendments are attached hereto as Exhibit 1 and incorporated herein by this reference.

         2. The term of this Agreement shall be from the effective date as set forth above and shall expire as set forth in section 3 of the MCIm Interconnection Agreement.

         3. BellSouth and Knology - South Carolina shall accept and incorporate into this Agreement any amendments to the MCim Interconnection Agreement executed by the parties thereto as a result of any final judicial, regulatory, or legislative action.

         4. Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

               BellSouth Telecommunications, Inc.

               CLEC Account Team
               9th Floor
               600 North 19th Street
               Birmingham, Alabama 35203

               and

               General Attorney - COU
               Suite 4300
               675 W. Peachtree St.
               Atlanta, GA 30375

               Knology Holdings, Inc.
               Chad Wachter, Esq
               Vice President and General Counsel
               Knology Holdings, Inc.
               1241 O.G. Skinner Drive
               West Point, Georgia 31833

               and

               Walt Sapronov, Esq.
               Gerry, Friend & Sapronov, LLP
               Three Ravinia Drive, Suite 1450
               Atlanta, Georgia 30346-2131

or at such other address as the intended recipient previously shall have designated by written notice to the other Party. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed through their duly authorized representatives.




BellSouth Telecommunications, Inc.          Knology Holdings Inc.

/s/  Jerry D. Hendrix                       /s/  Felix L. Boccucci
------------------------------              -------------------------
Signature                                   Signature


Jerry D. Hendrix                            Felix L. Boccucci
------------------------------              -------------------------
Name                                        Name

3/5/99                                      March 3, 1999
------------------------------              -------------------------
Date                                        Date



                                            Knology of
                                            South Carolina, Inc. ("Affiliate")

                                            /s/ Felix L. Boccucci
                                            -------------------------
                                            Signature

                                            Felix L. Boccucci
                                            -------------------------
                                            Name


                                            March 3, 1999
                                            -------------------------
                                            Date

                                   EXHIBIT "1"
                 MCI INTERCONNECTION AGREEMENT - SOUTH CAROLINA

                             INTERCONNECTION AGREEMENT

         This Agreement, which shall become effective as of the 1st day of March, 1999, is entered into by and between Knology Holdings, Inc., a Delaware corporation, together with its affiliate(s) signatory hereto, (collectively "Knology-Tennessee"), on behalf of itself and its successors and assigns, having an office at 1241 O.G. Skinner Drive, West Point, Georgia, and BellSouth Telecommunications, Inc., ("BellSouth"), a Georgia corporation, having an office at 675 W. Peachtree Street, Atlanta, Georgia, 30375, on behalf of itself and its successors and assigns.

         WHEREAS, the Telecommunications Act of 1996 (the "Act") was signed into law on February 8, 1996; and

         WHEREAS, section 252(i) of the Act and as required by the FCC rules and regulations requires BellSouth to make available any interconnection, service, or network element provided under an agreement approved by the appropriate state regulatory body to any other requesting telecommunications carrier upon the same terms and conditions as those provided in the agreement; and

         WHEREAS, Knology - Tennessee has requested that BellSouth make available the interconnection agreement in its entirety executed between BellSouth and MCImetro Access Transmission Services, Inc. dated April 4, 1997, for the state of Tennessee ("MCIm Interconnection Agreement - Tennessee");

         NOW, THEREFORE, in consideration of the promises and mutual covenants of this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Knology - Tennessee and BellSouth hereby agree as follows:

         1 . Knology - Tennessee and BellSouth shall adopt in its entirety the MCIm Interconnection Agreement dated April 4, 1997 and any and all amendments to said agreement executed and approved by the appropriate state regulatory commission as of the date of the execution of this Agreement. The MCIm Interconnection Agreement and all amendments are attached hereto as Exhibit 1 and incorporated herein by this reference.

         2. The term of this Agreement shall be from the effective date as set forth above and shall expire as set forth in section 3 of the MCIm Interconnection Agreement.

         3. BellSouth and Knology - Tennessee shall accept and incorporate into this Agreement any amendments to the MCim Interconnection Agreement executed by the parties thereto as a result of any final judicial, regulatory, or legislative action.

         4. Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

               BellSouth Telecommunications, Inc.

               CLEC Account Team
               9th Floor
               600 North 19th Street
               Birmingham, Alabama 35203

               and

               General Attorney - COU
               Suite 4300
               675 W. Peachtree St.
               Atlanta, GA 30375

               Knology Holdings, Inc.
               Chad Wachter, Esq
               Vice President and General Counsel
               Knology Holdings, Inc.
               1241 O.G. Skinner Drive
               West Point, Georgia 31833

               and

               Walt Sapronov, Esq.
               Gerry, Friend & Sapronov, LLP
               Three Ravinia Drive, Suite 1450
               Atlanta, Georgia 30346-2131

or at such other address as the intended recipient previously shall have designated by written notice to the other Party. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed through their duly authorized representatives.




BellSouth Telecommunications, Inc.                 Knology Holdings Inc.

/s/  Jerry D. Hendrix                              /s/  Felix L. Boccucci
------------------------------                     -------------------------
Signature                                          Signature

Jerry D. Hendrix                                   Felix L. Boccucci
------------------------------                     -------------------------
Name                                               Name

3/5/99                                             March 3, 1999
------------------------------                     -------------------------
Date                                               Date



                                                   Knology of
                                                   Tennessee, Inc. ("Affiliate")

                                                   /s/ Felix L. Boccucci
                                                   -------------------------
                                                   Signature

                                                   Felix L. Boccucci
                                                   -------------------------
                                                   Name


                                                   March 3, 1999
                                                   -------------------------
                                                   Date

                                   EXHIBIT "1"
                    MCI INTERCONNECTION AGREEMENT - TENNESSEE